UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 30, 2020 (October 29, 2020)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37665			61-1770902
Delaware	001-07541			13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

8501 Williams Road
	Estero,	Florida	33928
	239	301-7000
(Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)

Not Applicable
Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock	par value $0.01 per share	HTZ	New York Stock Exchange	*
The Hertz Corporation	None		None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*On October 29, 2020, the NYSE suspended trading in Hertz Global Holdings, Inc.'s (the "Company") common stock and intends to delist the Company’s common stock after completion by the NYSE of its application to the Securities and Exchange Commission. As a result of the suspension and expected delisting, the Company’s common stock began trading exclusively on the over-the-counter market on October 30, 2020 under the symbol HTZGQ.

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On May 26, 2020, Hertz Global Holdings, Inc. (the “Company”) received a letter from the staff of NYSE Regulation, Inc. that it had determined to commence proceedings to delist the common stock of the Company from the New York Stock Exchange (“NYSE”) in light of the Company’s disclosure on May 22, 2020 that it had commenced voluntary petitions for reorganization under chapter 11 of the Bankruptcy Code ("Chapter 11"). The Company appealed the determination in a timely manner and requested a hearing before the NYSE. On October 15, 2020, the NYSE heard the Company’s appeal. On October 29, 2020, the NYSE informed the Company, and publicly announced its determination following such appeal that the Company is no longer suitable for listing on the NYSE and that the NYSE has suspended trading in the Company’s common shares (NYSE ticker symbol: HTZ) after the market close on October 29, 2020. The NYSE has informed the Company that it intends to delist the Company’s common shares after completion by the NYSE of its application to the Securities and Exchange Commission.
As a result of the suspension and expected delisting, the Company’s common stock began trading exclusively on the over-the-counter (“OTC”) market on October 30, 2020. On the OTC market, shares of the Company’s common stock, which previously traded on the NYSE under the symbol HTZ, trade under the symbol HTZGQ.
ITEM 7.01 REGULATION FD DISCLOSURE.
As previously disclosed, on May 22, 2020, the Company, The Hertz Corporation (“THC”) and certain of their direct and indirect subsidiaries in the United States and Canada (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing Chapter 11 cases (the “Chapter 11 Cases”) for the Debtors. The cases are being jointly administered under the caption In re The Hertz Corporation, et al., Case No. 20-11218 MFW.
The Company is currently pursuing a potential asset-backed financing facility for the financing of the Company’s vehicle rental fleet (the “Fleet Financing”). To facilitate ongoing discussions with potential financing sources with respect to the Fleet Financing, THC entered into confidentiality agreements (the “Confidentiality Agreements”) with certain of such potential financing sources, requiring the Company to publicly disclose certain information provided to those financing sources (the “Cleansing Material”) upon the occurrence of certain events set forth in the Confidentiality Agreements. The Company is furnishing the Cleansing Material as Exhibit 99.1 hereto. The Company’s discussions and negotiations with the potential financing sources with respect to the Fleet Financing are ongoing and a definitive agreement concerning the terms of the Fleet Financing has not yet been reached and the Company can provide no assurance that any such agreement will be reached. The disclosure herein is being made pursuant to the Confidentiality Agreements.
The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
Cautionary Statement Concerning Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of federal securities laws. Words such as “expect” and “intend” and similar expressions identify forward-looking statements, which include but are not limited to statements related to our liquidity and potential financing sources; the bankruptcy process; our ability to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; risks arising from the delisting of trading of our common stock on the New York Stock Exchange; the effects of Chapter 11 on the interests of various constituents; and the ability to negotiate, develop, confirm and consummate a plan of reorganization. We caution you that these statements are not guarantees of future performance and are subject to numerous evolving risks and uncertainties that we may not be able to accurately predict or assess, including those in our risk factors that we identify in our most recent annual report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on February 25, 2020, and any updates thereto in the Company’s quarterly reports on Form 10-Q and current reports on Form 8-K. We caution you not to place undue reliance on our forward-looking statements, which speak only as of the date of this filing, and we undertake no obligation to update this information.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit	Description

99.1	Cleansing materials
101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL
104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ Kenny Cheung
Name:	Kenny Cheung
Title:	Executive Vice President, Chief Financial Officer
Date:  October 30, 2020